UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

THE KEYW HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400 Hanover, Maryland 21076 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (443) 733-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed solely to correct “Weighted Average Common Shares Outstanding - Diluted” as reflected in the pro forma financial information. There are no other changes to the information contained in the original Form 8-K filed on September 18, 2012.

Item 8.01            Other Events.

On September 17, 2012, the KEYW Holding Corporation (the “Company”) filed a Prospectus Supplement to the Prospectus included in its Registration Statement on Form S-3 (333-182134). The Prospectus Supplement includes certain audited financial statements of each of Poole & Associates, Inc. and Sensage, Inc. Attached to this Form 8-K/A as Exhibits 99.1, 99.2 and 99.3, respectively, are (i) the financial statements of Poole & Associates, Inc. (ii) the financial statements of Sensage, Inc. and (iii) the pro forma financial information that were included in the Prospectus Supplement (as further revised).

Item 9.01            Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP. (previously filed)

23.2	Consent of WuHoover & Co. LLP. (previously filed)

99.1	Financial Statements of Poole & Associates, Inc.

99.2	Financial Statements of Sensage, Inc.

99.3	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2012	THE KEYW HOLDING CORPORATION

	By:	/s/ John E. Krobath
Name: John E. Krobath
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP. (previously filed)

23.2	Consent of WuHoover & Co. LLP. (previously filed)

99.1	Financial Statements of Poole & Associates, Inc.

99.2	Financial Statements of Sensage, Inc.

99.3	Pro Forma Financial Information.